UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2008

RAM ENERGY RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(918) 663-2800

______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On April 3, 2008, the Registrant issued a press release announcing that the scheduled date of it s 2008 annual meeting of stockholders is May 8, 2008 and that the record date for such annual meeting is April 8, 2008. The Registrant also announced that because the expiration date of its outstanding warrants is May 11, 2008, which is a Sunday, the Registrant would extend the expiration date to the next business day which is Monday, May 12, 2008. The Registrant also announced that it did not intend to extend the expiration date of the outstanding warrants beyond May 12, 2008.

Item  9.01.   Financial Statements and Exhibits.

(d)	Exhibits:
	99.1	Press Release dated April 3, 2008 regarding the 2008 annual meeting of stockholders of the Registrant and clarifying the exercise date of outstanding warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 4, 2008	RAM ENERGY RESOURCES, INC.

By: /s/ Larry E. Mee
Name: Larry E. Lee, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Press Release dated April 3, 2008 regarding the 2008 annual meeting of stockholders of the Registrant and clarifying the exercise date of outstanding warrants	Filed herewith electronically